UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2009

ALLIED SECURITY INNOVATIONS, INC.
(Name of Small Business Issuer in its Charter)

Delaware	000-26604	23-2770048
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization		Identification Number)

1709 Route 34, Suite 2, Farmingdale
New Jersey 08750
(Address, Including Zip Code of Principal Executive Offices)

(732) 359-0260
(Issuer's telephone number)

(Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (212) 709-8210
Fax: (212) 943-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On July 10, 2009, Allied Security Innovations, Inc. (the “Company”) was notified by the Finra, the body governing the OTC Bulletin Board, that its request for a 1 for 1,000 reverse split of its issued and outstanding common stock had been processed and that it had assigned ADSV to be the new trading symbol for the Company’s common stock.  The assignment was effective as of the open of business on July 13, 2009.

The Company also has a new CUSIP number for its common stock: 01951W 205.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements.

None.

(b)	Exhibits.

99.1           Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2009

ALLIED SECURITY INNOVATIONS, INC.

/s/ Anthony Shupin
By: President and Chief Executive Officer